UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 4, 2009

MedQuist Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New Jersey	0-19941	22-2531298
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Bishops Gate Boulevard, Suite 300, Mount Laurel, New Jersey		08054-4632
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	856.206.4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 4, 2009, the board of directors of the Company promoted the Company’s Senior Vice President of Operations, Michael Clark, to the position of Chief Operating Officer. Mr. Clark’s base salary was increased by 10% to $275,000 effective as of June 1, 2009. Except as set forth above, Mr. Clark’s compensation and benefits will remain the same as described in the Company’s Form 10-K/A filed with the Securities and Exchange Commission on April 30, 2009 (the "Form 10-K/A").

Information required by Items 401(b), (d), (e) and Item 404(a) of Regulation S-K for Mr. Clark has been included in the Form 10-K/A and such information is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedQuist Inc.

June 10, 2009	By:	/s/ Mark R. Sullivan

Name: Mark R. Sullivan
Title: General Counsel, Chief Compliance Officer and Secretary